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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 29, 2002

INVESTOOLS INC.

Exact Name of Registrant as Specified in its Charter

DELAWARE State of Incorporation or Organization	0-31226 (Commission File Number)	76-0685039 (I.R.S. Employer Identification No.)
5959 CORPORATE DRIVE, SUITE LL 250 HOUSTON, TEXAS	77036
Address of Principal Executive Offices	Zip Code

(281) 588-9700
Registrant's telephone number,
including area code

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous Independent Accountants

(i) On July 29, 2002, INVESTools Inc. dismissed Arthur Andersen LLP as its independent accountants. The Registrant's Audit Committee approved the decision to dismiss Arthur Andersen LLP.

(ii) The report of Arthur Andersen LLP on the financial statements for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The report of BDO Seidman, LLP on the financial statements for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audit for the most recent fiscal year and through July 29, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through July 29, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Arthur Andersen LLP has informed the Registrant that it does not intend to provide such a letter, because it no longer has a partner remaining with the firm who has knowledge of relevant information. Accordingly, pursuant to Item 304T of Regulation S-K, no response from Arthur Andersen LLP will be filed as an exhibit hereto.

(b) New independent accountants

(i) The Registrant engaged KPMG LLP as its new independent accountants as of July 29, 2002. During the two most recent fiscal years and through July 29, 2002, the Registrant has not consulted with KPMG LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that KPMG LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c) Exhibits.

16.1 Letter dated January 23, 2002 from BDO Seidman, LLP, Registrant's certifying accountant for year ended December 31, 2000 (refer to Form 8-K dated January 21, 2002, exhibit 16.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      Dated:              July 29, 2002

INVESTOOLS INC.
By:	/s/ PAUL A. HELBLING Paul A. Helbling Chief Financial Officer

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INFORMATION TO BE INCLUDED IN THE REPORT
SIGNATURE